UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 8, 2019

Benchmark 2019-B12 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001781089)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

(Exact name of sponsors as specified in their charters)

Delaware	333-228597-01	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-5343

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 8, 2019 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2019 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as a Special Servicer, Pacific Life Insurance Company, solely with respect to the Woodlands Mall Loan Combination, as a Special Servicer, Trimont Real Estate Advisors, LLC, solely with respect to The Centre Loan Combination, as a Special Servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, of Benchmark 2019-B12 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B12 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-B, Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class WM-A, Class WM-B and Class WM-C Certificates (collectively, the “Woodlands Mall Loan-Specific Certificates”), (iv) the Class TC-A, Class TC-B, Class TC-C, Class TC-D, Class TC-E and Class TCRR Certificates (collectively, the “Centre Loan-Specific Certificates” and together with the Woodlands Mall Loan-Specific Certificates, the “Loan-Specific Certificates”), (v) the Class S Certificates, (vi) the WMRR Interest and (vii) the VRR Interest.

All of the Public Certificates, having an aggregate initial principal amount of $1,040,209,000, were sold to Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities LLC (“JPMS”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy” and together with CGMI, DBSI, JPMS and Drexel, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of July 19, 2019 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI, DBSI and JPMS are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated July 16, 2019, and by the Prospectus, dated July 19, 2019 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $107,608,107, were sold to CGMI, DBSI, JPMS, Drexel and Academy (together with CGMI, DBSI, JPMS and Drexel in such capacity, the “Pooled Initial Purchasers”), pursuant to a Purchase Agreement, dated as of July 19, 2019, between the Depositor and the Pooled Initial Purchasers. All of the Woodlands Mall Loan-Specific Certificates, having an aggregate initial principal amount of $168,530,000, were sold to CGMI and DBSI (together with CGMI in such capacity, the “Woodlands Mall Loan-Specific Initial Purchasers”), pursuant to a Purchase Agreement, dated as of July 19, 2019, between the Depositor and the Woodlands Mall Loan-Specific Initial Purchasers. All of the Centre Loan-Specific Certificates, having an aggregate initial principal amount of $70,000,000, were sold to CGMI (in such capacity, the “Centre Loan-Specific Initial Purchaser”, and collectively with the Pooled Initial Purchasers and the Woodlands Mall Loan-Specific

Initial Purchasers, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of July 19, 2019, between the Depositor and the Centre Loan-Specific Initial Purchaser. The Private Certificates, the Woodlands Mall Loan-Specific Certificates, the Centre Loan-Specific Certificates and the Class S Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2019-B12 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of (i) 47 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 117 commercial, multifamily and manufactured housing community properties and (ii) and two subordinate trust companion loans (the “Trust Subordinate Companion Loans”) each of which will generally be the sole source of payment on the related Loan-Specific Certificates. The Mortgage Loans (and the Trust Subordinate Companion Loans, in the case of CREFI and GACC) were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2019 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2019 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, and (iii) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2019 (the “JPMCB Mortgage Loan Purchase Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement and the GACC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and JPMCB. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Loan Combination as described in the Prospectus. Each Loan Combination is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Loan Combination, the terms of which are described under “Description of the Mortgage Pool—The Loan Combinations” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such Loan Combinations will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected Loan Combinations under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Loan Combination (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
30 Hudson Yards	4.12	4.2
Woodlands Mall	4.13	N/A
The Zappettini Portfolio	4.14	N/A
Osborn Triangle	4.15	4.3
10000 Santa Monica Boulevard	4.16	4.4
3 Columbus Circle	4.17	4.5
250 Livingston	4.18	4.6
Grand Canal Shoppes	4.19	4.7
CIRE Equity Retail & Industrial Portfolio	4.20	N/A
Waterfront Plaza	4.21	4.6
2 MacArthur	4.22	N/A
The Centre	4.23	N/A
Vie Portfolio	4.24	4.8
ICON Upper East Side Portfolio	4.25	4.9
SWVP Portfolio	4.26	4.10
Greenleaf at Howell	4.27	4.11

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans and the Trust Subordinate Loans by the Depositor from CREFI, GACC and JPMCB. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $4,471,818, were approximately $1,475,172,749. Of the expenses paid by the Depositor, approximately $250,307 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,221,511 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated July 19, 2019. The related registration statement (file no. 333-228597) was originally declared effective on February 15, 2019. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

 CREFI, in its capacity as “retaining sponsor”, is satisfying a portion of its credit risk retention obligation under Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”) in connection with the securitization transaction constituted by the issuance of the Public Certificates, the Private Certificates (other than the Class R Certificates), the Class S Certificates and the VRR Interest (collectively, the “Pooled Certificates”) by the acquisition from the Depositor on the Closing Date and retention by Deutsche Bank AG, New York Branch (“DBNY”), JPMCB and CREFI portions of an “eligible vertical interest” (as defined in Regulation RR) in the form of a “single vertical security” (as defined in Regulation RR) with an aggregate initial Certificate Balance of approximately $34,054,000 (the “VRR Interest”), representing approximately 2.88% of all the Pooled Certificates as of the Closing Date, as follows: (i) on the Closing Date, pursuant to the GACC Mortgage Loan Purchase Agreement, DBNY, an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 39.7% of the aggregate Cut-Off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act, $13,524,317 of the VRR Interest, in exchange for a reduction in the price that DBNY received for its sale (through GACC) to the Depositor of the Mortgage Loans and/or portions thereof that it transferred (through GACC) to the Depositor; (ii) on the Closing Date, pursuant to the JPMCB Mortgage Loan Purchase Agreement, JPMCB, an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 31.7% of the aggregate Cut-Off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act, $10,785,725 of the VRR Interest, in exchange for a reduction in the price that JPMCB received for its sale to the Depositor of the Mortgage Loans and/or portions thereof that it transferred to the Depositor; and (iii) on the Closing Date, pursuant to the CREFI Mortgage Loan Purchase Agreement, CREFI, as “retaining sponsor” (within the meaning of Regulation RR), acquired from the Depositor, in a transaction exempt from registration under the Act, $9,744,358 of the VRR Interest, in exchange for a reduction in the price that CREFI received for its sale to the Depositor of the Mortgage Loans and/or portions thereof that it transferred to the Depositor.

CREFI, in its capacity as “retaining sponsor”, is satisfying a portion of its credit risk retention obligation under Regulation RR in connection with the securitization transaction constituted by the issuance of the Pooled Certificates by the purchase on the Closing Date and holding by KKR Real Estate Credit Opportunity Partners II L.P. (through its “majority-owned affiliate” (as defined in Regulation RR), KKR CMBS II Aggregator Type 1 L.P.), of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class F-RR, Class G-RR and Class J-RR Certificates.

GACC, in its capacity as “retaining sponsor”, is satisfying its credit risk retention obligation under Regulation RR in connection with the securitization transaction constituted by the issuance of the Woodlands Mall Loan-Specific Certificates by acquiring from the Depositor on the Closing Date and retaining, by itself or its “majority-owned affiliate” (as such term is defined in Regulation RR), an “eligible vertical interest” (as such term is defined in Regulation RR) in the form of a single vertical security with an aggregate initial certificate balance of approximately $8,870,000 (the “WMRR Interest”), representing 5.00% of the aggregate initial Certificate Balances of all Woodlands Mall Loan-Specific Certificates.

CREFI, in its capacity as “retaining sponsor”, is satisfying its credit risk retention obligation under Regulation RR in connection with the securitization transaction constituted by the issuance of the Centre Loan-Specific Certificates by the purchase on the Closing Date and holding by a third party purchaser contemplated by Rule 7 of Regulation RR, in accordance with credit risk retention requirements of Section 15G of the Exchange Act, as added by Section 941 of the Dodd-Frank Act, and the rules and regulations promulgated thereunder applicable to the securitization transaction constituted by the issuance of the Centre Loan-Specific Certificates.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	HY 2019-30HY TSA
Exhibit 4.3	JPMCC 2019-OSB TSA
Exhibit 4.4	NCMS 2019-10K TSA
Exhibit 4.5	Benchmark 2019-B10 PSA
Exhibit 4.6	GSMS 2019-GC40 PSA
Exhibit 4.7	MSC 2019-H7 PSA
Exhibit 4.8	JPMCC 2019-COR5 PSA
Exhibit 4.9	JPMCC 2019-ICON UES TSA
Exhibit 4.10	BBCMS 2019-C3 PSA
Exhibit 4.11	Benchmark 2019-B11 PSA
Exhibit 4.12	30 Hudson Yards Co-Lender Agreement
Exhibit 4.13	Woodlands Mall Co-Lender Agreement
Exhibit 4.14	The Zappettini Portfolio Co-Lender Agreement
Exhibit 4.15	Osborn Triangle Co-Lender Agreement
Exhibit 4.16	10000 Santa Monica Boulevard Co-Lender Agreement
Exhibit 4.17	3 Columbus Circle Co-Lender Agreement
Exhibit 4.18	250 Livingston Co-Lender Agreement
Exhibit 4.19	Grand Canal Shoppes Co-Lender Agreement
Exhibit 4.20	CIRE Equity Retail & Industrial Portfolio Co-Lender Agreement
Exhibit 4.21	Waterfront Plaza Co-Lender Agreement
Exhibit 4.22	2 MacArthur Co-Lender Agreement
Exhibit 4.23	The Centre Co-Lender Agreement
Exhibit 4.24	Amended and Restated Vie Portfolio Co-Lender Agreement

Exhibit 4.25	ICON Upper East Side Portfolio Co-Lender Agreement
Exhibit 4.26	SWVP Portfolio Co-Lender Agreement
Exhibit 4.27	Greenleaf at Howell Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 8, 2019
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 8, 2019 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 8, 2019 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 19, 2019, which such certification is dated July 19, 2019
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	GACC Mortgage Loan Purchase Agreement
Exhibit 99.3	JPMCB Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 8, 2019	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
Name: Richard Simpson
Title:President

BMARK 2019-B12 – Form 8-K (Closing)